UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on December 10, 2021, Frequency Therapeutics, Inc. (the “Company” or “Frequency”) entered into an Equity Distribution Agreement (the “Sales Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”) to sell shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for aggregate gross sales proceeds of up to $125.0 million, from time to time, through an “at the market” equity offering program, with Oppenheimer acting as sales agent.

On September 26, 2023, the Company delivered written notice to Oppenheimer of termination of the Sales Agreement pursuant to Section 11(b) thereof, effective immediately. The Company is not subject to any termination penalties related to the termination of the Sales Agreement. As of September 26, 2023, the Company had sold 12,767 shares of Common Stock for net proceeds, after deducting sales agent commissions, of approximately $50,000.

A copy of the Sales Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2021 (the “December 2021 8-K”).The description of the Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Sales Agreement filed as Exhibit 1.1 to the December 2021 8-K.

Item 8.01	Other Events.

As previously reported, the Company received a deficiency letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) on March 28, 2023 indicating that, based on the closing bid price for the last 30 consecutive business days, the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Global Select Market, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a period of 180 calendar days, or until September 25, 2023 (the “Initial Compliance Date”), to regain compliance with the Bid Price Rule.

On September 12, 2023, the Company applied to transfer the listing of the Common Stock from the Nasdaq Global Select Market to the Nasdaq Capital Market (the “Transfer”). On September 26, 2023, Nasdaq notified the Company that the Transfer was approved and that, in connection with the Transfer, the Company had an additional 180 calendar day period, or until March 25, 2024 (the “Extended Compliance Date”), to regain compliance with the Bid Price Rule. The Transfer will become effective at the opening of business on September 28, 2023. The Common Stock will continue to trade under the symbol “FREQ.” The Nasdaq Capital Market is a continuous trading market that operates in substantially the same manner as The Nasdaq Global Select Market, and listed companies must meet certain financial requirements and comply with Nasdaq’s corporate governance requirements.

The Company intends to continue to monitor the closing bid price of the Common Stock and plans to effect a reverse stock split to regain compliance with the Bid Price Rule. There can be no assurance that the Company will be able to regain compliance with the Bid Price Rule or will otherwise be in compliance with other Nasdaq listing criteria.

Important Information about the Merger and Where to Find It

This Current Report on Form 8-K (the “Current Report”) relates to a proposed transaction between Frequency and Korro Bio. In connection with the proposed transaction, Frequency has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of Frequency and that constitutes a prospectus with respect to shares of Frequency’s common stock to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). Frequency may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement/Prospectus or any other document which Frequency may file with the SEC. INVESTORS, KORRO BIO STOCKHOLDERS AND FREQUENCY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED BY FREQUENCY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Korro Bio stockholders and Frequency stockholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents containing important information about Frequency, Korro Bio and the proposed transaction that are or will be filed with the SEC by Frequency through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Frequency will also be available free of charge on Frequency’s website at https://frequencytx.gcs-web.com/sec-filings or by contacting Frequency’s investor relations department by email at investorrelations@frequencytx.com.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Frequency and certain of its directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Frequency stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Frequency’s stockholders in connection with the proposed transaction is set forth in the Proxy Statement/Prospectus on Form S-4 for the proposed transaction, which has been filed with the SEC by Frequency. Investors and security holders of Korro Bio and Frequency are urged to read the Proxy Statement/Prospectus and other relevant documents that are or will be filed with the SEC by Frequency carefully and in their entirety because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents containing important information about Korro Bio and Frequency through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Frequency can be obtained free of charge by directing a written request to Frequency Therapeutics, Inc., 75 Hayden Avenue, Suite 300 Lexington, MA 02421.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: September 27, 2023	By:	/s/ David L. Lucchino
Name: David L. Lucchino
Title: President and Chief Executive Officer